

国有国法，家有家规

公司有公司的规则才能够与你一起做大做强。

A country we have national laws, At home we have house rules

A company has company rules to be able to grow bigger and stronger with you.

Forward-Looking Statement



Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

如有

抢线

扰乱别的团队

将被

开除

If there is anyone

Breaks the Rules

Disturbing Other Teams

will be

Expelled





达标公司的
奖励
需在
特定时间内
自行向公司申请，
如果没有奖励将
取消

Reached company
Reward standard
Need to
Within a certain period
Apply from the company
Or else,
Your reward will be
Cancel

报名参加公司任何活动。
如果
没有参加
公司将会
罚款
公司必须做到奖罚分明。

For any company activities.
If you
Did not participate
You will get fined
The company must keep strictly the rules for reward and punishment





非法操作

- 未经他人允许登陆账号
- 非法套现

将先被

冻结

后调查



Illegal Operation

- **Log in to others account without permission**
- **Illegal Cash Out**

Your account will be

Frozen

And

Go through Investigation

没有通过官方
的通告自行
胡乱宣传

参加公司内部会议的
所有咨询高级领导们
向下宣传

将被

永久
封号



Simply publicize

without official announcement

All consulting senior leaders who participated in the company's internal meetings publicize to downward

Account will be

Permanently Frozen




EOSTRE

自行使用
公司品牌标志
或
非法录音录影
将
封号

Use the company brand logo or recording the audio and video illegally

Account will be

Permanently Frozen

绝对

不可以

自行

开设办公室

第一

例子：如果说今天我们是肯德基的股东，没可能每个股东都能开自己的店，每间店不一样的装修不一样的设计，肯德基的味道也不一样。

第二

为什么我们不让大家这么做呢？因为我们要保护自己的品牌，同时也保护所有代理。


EOSTRE

Not Allowed

To open

Your Own Company

First

Example: If we are a shareholder of KFC today, it is impossible for each shareholder to open his own store, each store has a different decoration and a different design, and chicken tastes different.

Second

Why we don't let everyone do this? Because we want to protect our own brand, and also protect all agents.


EOSTRE



为什么公司要设定这些

规则

因为这样公司才能

做大

做强

并且达到公司的

目标



Why companies must set

These Rules?

In this way the
Company can grow

Bigger

Stronger

And achieve the

Company's goals



遇到疑问或不满时

- 平台 — 任何系统上的问题
- 客服
- 团队
  - 个人纠纷
  - 夫妻纠纷
  - 兄弟纠纷



When in Doubt or Dissatisfaction



Platform
Problems on the system
Customer Service
Team
Personal Dispute
Marital Dispute
Brotherhood Dispute



遇到疑问或不满时

- 假设团队无法处理，联系公司。要有最少三个月准备，第一，人数很多，公司不是法院
- 公司收到投诉，第一就先冻结所有账户，以试公平
- 投诉前代理要签协议，承认公司最终决定，不得上诉
- 必须给抵押费
- 这些都是公司保护双方权益。所有投诉都是先冻结后调查。



When in Doubt or Dissatisfaction

- Assuming that the team cannot handle it, contact the company. There must be at least three months of preparation. First, there are many people, the company is not a court
- When the company receives a complaint, to be fair the company will freeze all accounts first.
- Before the complaint, the agent must sign an agreement, admit that the company's final decision, no appeal allowed.
- Mortgage fee
- The company doing this is to protect the rights of both parties. All complaints will freeze account first and then go through investigation.

代理的职责

保护系统

- ✓ 不夸大，过度销售

保护品牌

- ✓ 如果我是KFC股东，也不会去破坏公司品牌

15分钟

- ✓ 提高公司活跃度，又是免费用免费的健康，而且又有钱拿



代理的职责

Yippi内抢人

- ✓ 如果你是微信的用户，有人加你好友让你参加代理，你会不会害怕？

保护上下级

- ✓ 要懂得感恩上面，对下级要照顾

分享链接

- ✓ 因为可以做全球的生意，还有钱赚

心态

- ✓ 保持积极正面的心态



Agent's Responsibility

Protect the System

- ✓ **Not exaggerated, no hard sell**

Protect the Brand

- ✓ **Not destroying company's reputation**

15 Minutes

- ✓ **Stay active in the company.**

Yippi

- ✓ **If you are a user of WeChat and someone add you as friend and ask to be an agent, will you be afraid?**

Protect your Superior

- ✓ **Be grateful and caring**

Share the links

- ✓ **Earn money from global business**

Mentality

- ✓ **Maintain a positive attitude**

